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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated March 10, 1999 included in this registration statement Form SB-2 and to all references to our firm included in this registration statement.


New York, New York                                           ARTHUR ANDERSEN LLP
May 6, 1999